Supplement                                                     [CHASE LOGO]
(to Prospectus Supplement dated July 16, 2002
to Prospectus dated July 16, 2002)


                          $1,093,590,000 (Approximate)
                                  Chase Funding
             Mortgage Loan Asset-Backed Certificates, Series 2002-2


                       Chase Funding Trust, Series 2002-2
                                     Issuer

                               Chase Funding, Inc.
                                    Depositor

                      Chase Manhattan Mortgage Corporation
                               Seller and Servicer

                         Chase Manhattan Bank USA, N.A.
                                     Seller

                               JPMorgan Chase Bank
                                     Seller


   The information with respect to the Class IIA-1, Class IIM-1, Class IIM-2 and Class IIB Certificates on page S-3 of the attached Prospectus Supplement dated July 16, 2002 (the "Prospectus Supplement") under the rows entitled "First Principal Payment Date:," "Weighted Avg. Life at Issuance:," "Expected Maturity (to call):," "Expected Maturity (to maturity):" and "Last Scheduled Distribution Date:" is hereby deleted and replaced with the following:


                                                                              Class IIA-1    Class IIM-1    Class IIM-2   Class IIB
First Principal Payment Date:                                                     8/02           9/05          8/05          8/05
Weighted Avg. Life at Issuance:
         to call (yrs.):                                                          2.59           4.87          4.84          4.35
         to maturity (yrs.):                                                      2.82           5.32          5.13          4.36
Expected Maturity (to call):                                                      9/09           9/09          9/09          9/09
Expected Maturity (to maturity):                                                  6/18           7/14          11/12         4/10
Last Scheduled Distribution Date:                                                 5/32           2/32          12/31         5/31






                           __________________________
                 The date of this Supplement is July 19, 2002.

   The information with respect to the Class IIA-1 and Class IIM-1 Certificates set forth on pages S-91 and S-92 of the Prospectus Supplement is deleted and replaced with the information set forth below.

              Percentage of Initial Principal Balance Outstanding
                at the Respective Percentages of the Prepayment
                             Model Set Forth Below

                                                                     Class IIA-1                            Class IIM-1
                                                         -----------------------------------    -----------------------------------
Distribution Date                                          0%     80%    100%    150%   200%     0%      80%    100%    150%   200%
-----------------                                        -----    ----   ----    ----   ----    -----   ----    ----    ----   ----
Initial ..............................................     100     100    100     100    100      100    100     100     100    100
July 25, 2003 ........................................      99      75     69      54     39      100    100     100     100    100
July 25, 2004 ........................................      98      55     46      26     10      100    100     100     100    100
July 25, 2005 ........................................      97      40     30      10      0      100    100     100     100      0
July 25, 2006 ........................................      96      32     24      10      0      100     74      56      40      0
July 25, 2007 ........................................      94      25     17       0      0      100     57      40       0      0
July 25, 2008 ........................................      93      19     12       0      0      100     44      29       0      0
July 25, 2009 ........................................      91      15      9       0      0      100     34      21       0      0
July 25, 2010 ........................................      89      11      0       0      0      100     27       0       0      0
July 25, 2011 ........................................      87       9      0       0      0      100     20       0       0      0
July 25, 2012 ........................................      85       0      0       0      0      100      0       0       0      0
July 25, 2013 ........................................      83       0      0       0      0      100      0       0       0      0
July 25, 2014 ........................................      81       0      0       0      0      100      0       0       0      0
July 25, 2015 ........................................      78       0      0       0      0      100      0       0       0      0
July 25, 2016 ........................................      75       0      0       0      0      100      0       0       0      0
July 25, 2017 ........................................      72       0      0       0      0      100      0       0       0      0
July 25, 2018 ........................................      69       0      0       0      0      100      0       0       0      0
July 25, 2019 ........................................      65       0      0       0      0      100      0       0       0      0
July 25, 2020 ........................................      62       0      0       0      0      100      0       0       0      0
July 25, 2021 ........................................      58       0      0       0      0      100      0       0       0      0
July 25, 2022 ........................................      53       0      0       0      0      100      0       0       0      0
July 25, 2023 ........................................      49       0      0       0      0      100      0       0       0      0
July 25, 2024 ........................................      44       0      0       0      0      100      0       0       0      0
July 25, 2025 ........................................      39       0      0       0      0       92      0       0       0      0
July 25, 2026 ........................................      35       0      0       0      0       81      0       0       0      0
July 25, 2027 ........................................      30       0      0       0      0       70      0       0       0      0
July 25, 2028 ........................................      25       0      0       0      0       58      0       0       0      0
July 25, 2029 ........................................      19       0      0       0      0       44      0       0       0      0
July 25, 2030 ........................................      13       0      0       0      0       30      0       0       0      0
July 25, 2031 ........................................       0       0      0       0      0        0      0       0       0      0
July 25, 2032 ........................................       0       0      0       0      0        0      0       0       0      0
Weighted Average Life in
  years...............................................   19.35    3.31   2.59    1.51   0.98    26.33   5.99    4.87    4.01   2.97

   The information with respect to the Class IIM-2 and Class IIB Certificates set forth on pages S-92 and S-93 of the Prospectus Supplement is deleted and replaced with the information set forth below.

              Percentage of Initial Principal Balance Outstanding
                at the Respective Percentages of the Prepayment
                             Model Set Forth Below

                                                                     Class IIM-2                             Class IIB
                                                         -----------------------------------    -----------------------------------
Distribution Date                                          0%     80%    100%    150%   200%     0%      80%    100%    150%   200%
-----------------                                        -----    ----   ----    ----   ----    -----   ----    ----    ----   ----
Initial ..............................................     100     100    100     100    100      100    100     100     100    100
July 25, 2003 ........................................     100     100    100     100    100      100    100     100     100    100
July 25, 2004 ........................................     100     100    100     100    100      100    100     100     100    100
July 25, 2005 ........................................     100     100    100     100      0      100    100     100     100      0
July 25, 2006 ........................................     100      74     56      25      0      100     68      47      10      0
July 25, 2007 ........................................     100      57     40       0      0      100     49      28       0      0
July 25, 2008 ........................................     100      44     29       0      0      100     33      15       0      0
July 25, 2009 ........................................     100      34     21       0      0      100     21       5       0      0
July 25, 2010 ........................................     100      27      0       0      0      100     12       0       0      0
July 25, 2011 ........................................     100      20      0       0      0      100      5       0       0      0
July 25, 2012 ........................................     100       0      0       0      0      100      0       0       0      0
July 25, 2013 ........................................     100       0      0       0      0      100      0       0       0      0
July 25, 2014 ........................................     100       0      0       0      0      100      0       0       0      0
July 25, 2015 ........................................     100       0      0       0      0      100      0       0       0      0
July 25, 2016 ........................................     100       0      0       0      0      100      0       0       0      0
July 25, 2017 ........................................     100       0      0       0      0      100      0       0       0      0
July 25, 2018 ........................................     100       0      0       0      0      100      0       0       0      0
July 25, 2019 ........................................     100       0      0       0      0      100      0       0       0      0
July 25, 2020 ........................................     100       0      0       0      0      100      0       0       0      0
July 25, 2021 ........................................     100       0      0       0      0      100      0       0       0      0
July 25, 2022 ........................................     100       0      0       0      0      100      0       0       0      0
July 25, 2023 ........................................     100       0      0       0      0      100      0       0       0      0
July 25, 2024 ........................................     100       0      0       0      0      100      0       0       0      0
July 25, 2025 ........................................      92       0      0       0      0       90      0       0       0      0
July 25, 2026 ........................................      81       0      0       0      0       78      0       0       0      0
July 25, 2027 ........................................      70       0      0       0      0       64      0       0       0      0
July 25, 2028 ........................................      58       0      0       0      0       49      0       0       0      0
July 25, 2029 ........................................      44       0      0       0      0       33      0       0       0      0
July 25, 2030 ........................................      30       0      0       0      0       15      0       0       0      0
July 25, 2031 ........................................       0       0      0       0      0        0      0       0       0      0
July 25, 2032 ........................................       0       0      0       0      0        0      0       0       0      0
Weighted Average Life in
  years...............................................   26.33    5.99   4.84    3.69   3.02    25.86   5.37    4.35    3.35   3.02

   The information set forth in the "Available Funds Cap Hypothetical Table" on page S-94 of the Prospectus Supplement is deleted and replaced with the information set forth below.

                     Available Funds Cap Hypothetical Table

                                        Available Funds   Available Funds                          Available Funds   Available Funds
Payment Date                              Cap (1)(2)         Cap (1)(3)      Payment Date            Cap (1)(2)         Cap (1)(3)
-----------------                       ---------------   ---------------    ------------------    ---------------   ---------------
August 25, 2002                             8.241%             8.241%        March, 25, 2006            8.365%            12.253%
September 25, 2002                          8.244              8.244         April 25, 2006             8.369             12.259
October 25, 2002                            8.247              8.247         May 25, 2006               8.374             12.265
November 25, 2002                           8.250              8.250         June 25, 2006              8.378             12.539
December 25, 2002                           8.252              8.257         July 25, 2006              8.383             12.545
January 25, 2003                            8.255              8.261         August 25, 2006            8.388             12.552
February 25, 2003                           8.257              8.263         September 25, 2006         8.393             12.559
March, 25, 2003                             8.259              8.266         October 25, 2006           8.397             12.566
April 25, 2003                              8.261              8.269         November 25, 2006          8.403             12.573
May 25, 2003                                8.263              8.271         December 25, 2006          8.408             12.767
June 25, 2003                               8.265              8.294         January 25, 2007           8.413             12.775
July 25, 2003                               8.267              8.297         February 25, 2007          8.419             12.783
August 25, 2003                             8.269              8.299         March 25, 2007             8.424             12.791
September 25, 2003                          8.272              8.301         April 25, 2007             8.430             12.799
October 25, 2003                            8.274              8.304         May 25, 2007               8.436             12.808
November 25, 2003                           8.276              8.307         June 25, 2007              8.442             13.843
December 25, 2003                           8.278              8.322         July 25, 2007              8.449             13.851
January 25, 2004                            8.281              8.325         August 25, 2007            8.455             13.860
February 25, 2004                           8.283              8.328         September 25, 2007         8.461             13.869
March 25, 2004                              8.286              8.330         October 25, 2007           8.468             13.879
April 25, 2004                              8.288              8.337         November 25, 2007          8.475             13.889
May 25, 2004                                8.291              8.339         December 25, 2007          8.482             14.372
June 25, 2004                               8.294              9.620         January 25, 2008           8.489             14.382
July 25, 2004                               8.296              9.624         February 25, 2008          8.497             14.393
August 25, 2004                             8.299              9.628         March 25, 2008             8.504             14.404
September 25, 2004                          8.302              9.631         April 25, 2008             8.512             14.415
October 25, 2004                            8.305              9.636         May 25, 2008               8.520             14.427
November 25, 2004                           8.308              9.640         June 25, 2008              8.528             14.913
December 25, 2004                           8.311             10.289         July 25, 2008              8.537             14.926
January 25, 2005                            8.314             10.294         August 25, 2008            8.546             14.939
February 25, 2005                           8.317             10.298         September 25, 2008         8.555             14.952
March 25, 2005                              8.320             10.302         October 25, 2008           8.564             14.966
April 25, 2005                              8.324             10.308         November 25, 2008          8.573             14.980
May 25, 2005                                8.327             10.312         December 25, 2008          8.583             15.413
June 25, 2005                               8.330             11.504         January 25, 2009           8.593             15.428
July 25, 2005                               8.334             11.510         February 25, 2009          8.603             15.444
August 25, 2005                             8.338             11.515         March 25, 2009             8.614             15.461
September 25, 2005                          8.341             11.519         April 25, 2009             8.624             15.478
October 25, 2005                            8.345             11.526         May 25, 2009               8.636             15.495
November 25, 2005                           8.349             11.531         June 25, 2009              8.647             15.521
December 25, 2005                           8.353             12.236         July 25, 2009              8.659             15.540
January 25, 2006                            8.357             12.241         August 25, 2009            8.671             15.559
February 25, 2006                           8.361             12.247         September 25, 2009         8.683             15.579

   All of the other portions of the Prospectus Supplement shall remain unchanged. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Prospectus Supplement.